UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        June 17, 2014

ML WINTON FUTURESACCESS LLC
(Exact name of registrant as specified in its charter)

Delaware	0-51084	20-1227904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Merrill Lynch Alternative Investments LLC
4 World Financial Center, 11th Floor
250 Vesey Street
New York, NY 10080
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:        (609) 274-5838

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

(a)(1) ML Winton FuturesAccess LLC (the “Registrant” or “Fund”), ML Winton FuturesAccess Ltd. (the “Offshore Fund”),  Merrill Lynch Alternative Investments LLC (“MLAI”) and Winton Capital Management Limited (the “Trading Advisor”) are parties to an Advisory Agreement dated as of May 26, 2004 (the “Advisory Agreement”).  MLAI is the sponsor and manager of the Registrant.  Pursuant to the Advisory Agreement, the Trading Advisor provides investment advisory services for the Registrant, and directs the trading activities of the Registrant.  (As used herein “Units” refer to  units of limited liability company interest in the Fund.)

On June 17 2014, the Registrant, the Offshore Fund, MLAI and the Trading Advisor entered into an Amendment to the Advisory Agreement (the “Amendment”).

(2)   The Amendment provides for, or clarifies, certain agreements with respect to the Trading Advisor and the Registrant, including:

(i)  the Trading Advisor furnishing certain information to the Registrant and MLAI regarding the Trading Advisor and its trading program for inclusion in the Registrant’s offering documents or SEC filings;

(ii)  the Trading Advisor furnishing certain information to the Registrant and MLAI regarding the performance of another investment vehicle traded by the Trading Advisor;

(iii)  MLAI furnishing certain information to the Trading Advisor regarding net asset values of the Fund and classes of Units, and subscriptions and redemptions of Units;

(iv)  the Trading Advisor acknowledging semi-monthly redemption rights and subscription dates regarding the Units (provided that MLAI may eliminate mid-month redemption rights, or change the subscription dates, at any time);

(v)  the management fee percentage payable to the Trading Advisor being 2.0% per annum with respect to Class A, Class C, Class D, Class DS, Class I and Class M Units, 1.5% per annum  respect to Class DT Units, 1.25% per annum with respect to Class G Units, and 1.0% per annum with respect to Class F Units and Class F-1 Units; and

(vi)  the incentive fee percentage payable to the Trading Advisor being 20% with respect to  Class A, Class C, Class D, Class DS, Class F, Class F-1, Class G, Class I and Class M Units, and 15% with respect to Class DT Units.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.                      Description

10.1
Amendment to Advisory Agreement dated as June 17, 2014 among Winton Capital Management Limited, ML  Winton FuturesAccess LLC, ML Winton FuturesAccess Ltd., and Merrill Lynch Alternative Investments LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML WINTON FUTURESACCESS LLC

By:	Merrill Lynch Alternative Investments LLC
Its:	Manager

By:	/s/ Barbra E. Kocsis
	Name:	Barbra E. Kocsis
	Position:	Chief Financial Officer

Date:  June 23, 2014

ML WINTON FUTURESACCESS LLC

FORM 8-K

INDEX TO EXHIBITS

Exhibits

Exhibit 10.1
Amendment to Advisory Agreement dated as of June 17, 2014 among Winton Capital Management Limited, ML Winton FuturesAccess LLC, ML Winton FuturesAccess Ltd., and Merrill Lynch Alternative Investments LLC.